UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2013

Date of reporting period: 03/31/2013

Item 1. Report to Stockholders.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS EQUITY INCOME FUND, INC.

April 2013

Report to Fellow Shareholders:

     For the fiscal year ended March 31, 2013, Nicholas Equity Income Fund advanced 21.03% versus 13.96% for the Standard and Poor’s 500 Index (S&P 500). Despite several global economic headwinds and political uncertainties over the past year, the S&P 500 had a strong double-digit gain principally due to unprecedented help from the Federal Reserve and the European Central Bank. Importantly, until the U.S. economic recovery proves to be sustainable, we believe policies by the Federal Reserve will continue to produce a low interest rate environment, which is positive for stocks.

     At March 31, 2013, the Fund held 54 stocks and a cash position of 5.60%. All of the stocks in the portfolio pay dividends and most have raised their dividends periodically. The Fund’s top five holdings were Walgreen, Kinder Morgan Inc., Tupperware Brands, PNC Financial Services Group and Willis Group Holdings. These five holdings accounted for 13.55% of the Fund’s net assets. For the twelve-month period ended March 31, 2013, stocks that helped the Fund’s performance where Time Warner, Walgreen, Leggett & Platt, W.P. Carey and Snap-On. Stocks that hurt performance were Western Union, Dorchester Minerals L.P., Computer Services, Meredith Corp. and Computer Programs & Systems Inc. The Fund’s overweight position in the financial sector, specifically REITs, positively contributed to performance over the past 12 months, offset by underperformance in the healthcare sector. In terms of industry concentration, financials represented approximately 21% of the portfolio, consumer discretionary 17%, consumer staples 12% and energy 12%.

     Returns for Nicholas Equity Income Fund, Inc. and selected indices are provided in the chart below for the periods ended March 31, 2013. We are pleased to report the Fund had a 30-day SEC yield of 2.73% as of March 31, 2013. This yield exceeds the S&P 500’s indicated dividend yield of 2.14%. The Fund’s relative performance for all time periods listed in the table below is favorable.

		Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas Equity Income Fund, Inc	21.03%	14.75%	11.82%	12.55%
Standard and Poor’s 500 Index	13.96%	12.67%	5.81%	8.53%
Consumer Price Index	1.48%	2.24%	1.71%	2.37%
Ending value of $10,000 invested in
Nicholas Equity Income Fund, Inc	$12,103	$15,110	$17,483	$32,622
Fund’s Expense Ratio:
(from 07/31/12 Prospectus including Acquired Funds Fees and Expenses): 0.83%(1)

(1)

The expense ratio does not correlate to the ratio of expenses to average net assets provided in the Fund’s financial highlights. The financial highlights reflect the operating expenses of the Fund and do not include the indirect expenses incurred as a result of acquiring investments in shares of one or more other investment companies (Acquired Fund Fees and Expenses).

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     We are positive on the markets moving into 2013 buoyed by a modestly improving economy, strong corporate financial positions and support from the Federal Reserve’s accommodative monetary policy. We are cautiously optimistic regarding job growth since we believe the housing recovery is sustainable and the United States continues to transform the domestic energy industry through the greater use of fracking.

     However, we are mindful that a number of uncertainties and headwinds still exist including the implementation of new government policies, a 7.6% unemployment rate and a struggling European union, thus we expect the markets to remain volatile over the coming year.

     To that end, we believe focusing on high quality dividend paying securities is an attractive way to provide investors with superior total returns while also providing downside protection in bear markets. Historically, dividends paid by companies to their shareholders have accounted for almost half of the total returns earned by common stocks. Payout ratios are at historical lows and corporate balance sheets are flush with cash, therefore we believe corporations have the ability to continue to raise their dividends and we invest in companies that have a history in doing so. We believe the Fund’s yield of 2.73% compares favorably to both U.S. government and high-grade corporate bonds with added appreciation opportunities.

     Rating firm Lipper ranked Nicholas Equity Income Fund in the top 3% in the equity income fund category (7 out of 333 funds) for the one year period ended March 31, 2013, based on total return. Lipper also ranked the Fund in the top 1% (1 out of 227) and 2% (2 out of 117) for the five- and ten-year periods ended March 31, 2013, based on total return, respectively.

     Finally, we are pleased to announce that the Nicholas Equity Income Fund earned the prestigious 2013 Lipper Fund Awards*, being named the Best Equity Income Fund, in its respective category (Equity Income) for risk-adjusted investment performance for the 5- and 10-year periods ended November 30, 2012. The Fund was #1 out of 67 funds for the 5-year period and #1 out of 41 funds for the 10-year period.

Thank you for your continued investment in the Fund.

Sincerely,

The Fund may invest in small and medium sized companies, which involve additional risks. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities such as limited liquidity and greater volatility. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in REIT’s and Real Estate Securities which involve additional risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Lipper Rankings Scale: 1% equals highest; 100% equals lowest (based on total returns).

* A Lipper Fund Award is awarded to one fund in each Lipper classification for achieving the strongest trend of consistent risk adjusted performance against its classification peers over a three, five or ten-year period. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Lipper. Users acknowledge that they have not relied upon any warranty, condition, guarantee, or representation made by Lipper. Any use of the data for analyzing, managing, or trading financial instruments is at the user’s own risk. This is not an offer to buy or sell securities.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS EQUITY INCOME FUND, INC. AND S&P 500 INDEX

     The line graph which follows compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

     The Fund’s average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	March 31, 2013	March 31, 2013	March 31, 2013
Average Annual
Total Return	21.03%	11.82%	12.55%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights (NSEIX)
For a share outstanding throughout each period

			Years Ended March 31,
	2013		2012		2011		2010	2009
NET ASSET VALUE,
BEGINNING OF PERIOD	$15.61		$15.98		$13.64		$8.64	$12.59
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.43		.48		.39		.35	.42 (1)
Net gain (loss) on securities
(realized and unrealized)	2.71		.17		2.26		4.97	(3.95)
Total from
investment operations	3.14		.65		2.65		5.32	(3.53)
LESS DISTRIBUTIONS
From net investment income	(.46)		(.49)		(.30)		(.32)	(.42)
From net capital gain	(.36)		(.53)		(.01)		—	—
Total distributions	(.82)		(1.02)		(.31)		(.32)	(.42)
NET ASSET VALUE,
END OF PERIOD	$17.93		$15.61		$15.98		$13.64	$8.64

TOTAL RETURN	21.03%		4.35%		19.64%		62.39%	(28.75)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$326.0		$201.5		$157.7		$61.7	$30.0
Ratio of expenses to average net assets	.75	%(2)	.79	%(2)	.85	%(2)	.90%	.90%
Ratio of net investment income
to average net assets	2.87	%(2)	3.39	%(2)	3.20	%(2)	3.21%	3.84%
Portfolio turnover rate	22.20%		38.58%		26.44%		36.43%	35.79%

ABSENT REIMBURSEMENT
OF EXPENSES BY ADVISER –
Ratio of expenses to average net assets	(2)		(2)		(2)		1.03%	1.17%
Ratio of net investment income
to average net assets	(2)		(2)		(2)		3.07%	3.57%

(1)	Computed based on average shares outstanding.
(2)	During fiscal years 2011, 2012 and 2013, there were no reimbursements from the Adviser.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

March 31, 2013 (unaudited)

Percentage
Name	of Net Assets
Walgreen Co	3.14%
Kinder Morgan, Inc	2.91%
Tupperware Brands Corporation	2.63%
PNC Financial Services Group, Inc. (The)	2.45%
Willis Group Holdings PLC	2.42%
Digital Realty Trust, Inc	2.36%
W.P. Carey Inc	2.35%
Leggett & Platt, Incorporated	2.33%
Plum Creek Timber Company, Inc	2.32%
Time Warner Inc	2.30%
Total of top ten	25.21%

Sector Diversification (as a percentage of portfolio)
March 31, 2013 (unaudited)

Fund Expenses

For the six month period ended March 31, 2013 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	09/30/12	03/31/13	10/01/12 - 03/31/13
Actual	$1,000.00	$1,161.30	$3.93
Hypothetical	1,000.00	1,021.36	3.68
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments
March 31, 2013

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.40%
	Consumer Discretionary – Durables & Apparel — 6.38%
225,000	Leggett & Platt, Incorporated	$7,600,500
105,000	Mattel, Inc	4,597,950
105,000	Tupperware Brands Corporation	8,582,700
		20,781,150
	Consumer Discretionary – Media — 4.44%
215,000	Thomson Reuters Corporation	6,983,200
130,000	Time Warner Inc	7,490,600
		14,473,800
	Consumer Discretionary – Services — 6.37%
50,000	Cracker Barrel Old Country Store, Inc	4,042,500
110,000	Darden Restaurants, Inc	5,684,800
65,000	McDonald’s Corporation	6,479,850
63,000	Six Flags Entertainment Corporation	4,566,240
		20,773,390
	Consumer Staples – Food & Staples Retailing — 5.30%
200,000	Sysco Corporation	7,034,000
215,000	Walgreen Co	10,251,200
		17,285,200
	Consumer Staples – Food, Beverage & Tobacco — 6.68%
90,000	Kraft Foods Group, Inc	4,637,700
100,000	Lorillard, Inc	4,035,000
64,500	Philip Morris International Inc	5,979,795
47,362	Rocky Mountain Chocolate Factory, Inc	582,316
155,000	Unilever PLC	6,547,200
		21,782,011
	Consumer Staples – Household & Personal Products — 0.62%
45,600	Nu Skin Enterprises, Inc. – Class A	2,015,520
	Energy — 11.89%
310,000	Dorchester Minerals, L.P	7,192,000
245,000	Kinder Morgan, Inc	9,476,600
280,000	PAA Natural Gas Storage, L.P	5,989,200
50,000	Plains All American Pipeline, L.P	2,824,000
175,000	Williams Companies, Inc. (The)	6,555,500
130,000	Williams Partners L.P	6,734,000
		38,771,300

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2013

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.40% (continued)
	Financials – Banks — 4.12%
330,000	FirstMerit Corporation	$5,454,900
120,000	PNC Financial Services Group, Inc. (The)	7,980,000
		13,434,900
	Financials – Insurance — 5.21%
65,000	Brown & Brown, Inc	2,082,600
550,000	Old Republic International Corporation	6,990,500
200,000	Willis Group Holdings PLC	7,898,000
		16,971,100
	Financials – Real Estate — 12.33%
115,000	Digital Realty Trust, Inc	7,694,650
60,000	Mid-America Apartment Communities, Inc	4,143,600
257,800	Monmouth Real Estate Investment Corporation – Class A	2,874,470
145,000	Plum Creek Timber Company, Inc	7,569,000
120,000	Sabra Health Care REIT, Inc	3,481,200
645,000	Summit Hotel Properties, Inc	6,753,150
113,800	W.P. Carey Inc	7,670,120
		40,186,190
	Health Care – Equipment & Services — 3.89%
160,000	Cardinal Health, Inc	6,659,200
111,300	Computer Programs and Systems, Inc	6,022,443
		12,681,643
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 4.33%
95,000	Novartis AG	6,767,800
255,000	Pfizer Inc	7,359,300
		14,127,100
	Industrials – Capital Goods — 6.18%
272,100	Douglas Dynamics, Inc	3,760,422
82,500	Emerson Electric Co	4,609,275
61,300	National Presto Industries, Inc	4,934,650
82,500	Snap-on Incorporated	6,822,750
		20,127,097
	Industrials – Commercial & Professional Services — 3.37%
196,770	Healthcare Services Group, Inc	5,043,215
180,000	Republic Services, Inc	5,940,000
		10,983,215
	Industrials – Transportation — 2.20%
120,000	Ryder System, Inc	7,170,000

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2013

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.40% (continued)
	Information Technology – Hardware & Equipment — 1.30%
175,000	Molex Incorporated – Class A	$4,221,000
	Information Technology – Semiconductors &
	Semiconductor Equipment — 2.14%
190,000	Microchip Technology Incorporated	6,984,400
	Information Technology – Software & Services — 3.69%
48,066	Computer Services, Inc	1,441,980
130,000	Paychex, Inc	4,559,100
400,000	Western Union Company (The)	6,016,000
		12,017,080
	Materials — 2.61%
95,611	Greif, Inc. – Class B	5,363,777
100,000	RPM International, Inc	3,158,000
		8,521,777
	Telecommunication Services — 1.35%
120,000	AT&T Inc	4,402,800
	TOTAL COMMON STOCKS
	(cost $248,795,694)	307,710,673
SHORT-TERM INVESTMENTS — 7.44%
	Commercial Paper – 6.98%
$ 400,000	Integrys Energy Group, Inc. 04/01/13, 0.27%	400,000
1,625,000	Johnson Controls, Inc. 04/01/13, 0.28%	1,625,000
2,000,000	Kroger Co. (The) 04/01/13, 0.32%	2,000,000
1,850,000	Apache Corporation 04/02/13, 0.27%	1,849,986
1,775,000	Diageo Capital plc 04/02/13, 0.25%	1,774,988
500,000	Valspar Corporation (The) 04/02/13, 0.28%	499,996
1,125,000	Bacardi U.S.A., Inc. 04/03/13, 0.30%	1,124,981
1,175,000	Consolidated Edison, Inc. 04/04/13, 0.25%	1,174,975
625,000	Valspar Corporation (The) 04/04/13, 0.30%	624,984
1,175,000	Devon Energy Corporation 04/05/13, 0.25%	1,174,967
2,000,000	UnitedHealth Group Incorporated 04/08/13, 0.25%	1,999,903
1,425,000	Integrys Energy Group, Inc. 04/10/13, 0.29%	1,424,897
650,000	Valspar Corporation (The) 04/10/13, 0.29%	649,953
2,000,000	Diageo Capital plc 04/11/13, 0.26%	1,999,856
1,050,000	CBS Corporation 04/12/13, 0.30%	1,049,904
850,000	Integrys Energy Group, Inc. 04/15/13, 0.35%	849,884
750,000	Marriott International, Inc. 04/17/13, 0.30%	749,900
1,000,000	Aon Corporation 04/22/13, 0.34%	999,802
795,000	Aon Corporation 04/23/13, 0.33%	794,840
		22,768,816

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
March 31, 2013

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 7.44% (continued)
	Variable Rate Security – 0.46%
$1,492,647	Fidelity Institutional Money Market Fund – Class I	$1,492,647
	TOTAL SHORT-TERM INVESTMENTS
	(cost $24,261,463)	24,261,463
	TOTAL INVESTMENTS
	(cost $273,057,157) — 101.84%	331,972,136
	LIABILITIES, NET OF OTHER ASSETS — (1.84)%	(6,009,262)
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$325,962,874

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

March 31, 2013

ASSETS
Investments in securities at value (cost $273,057,157)	$331,972,136
Receivables —
Investment securities sold	367,397
Dividend and interest	997,883
Capital stock subscription	827,255
Total receivables	2,192,535
Other	25,814
Total assets	334,190,485

LIABILITIES
Payables —
Investment securities purchased	8,012,913
Due to adviser —
Management fee	161,001
Accounting and administrative fee	6,531
Total due to adviser	167,532
Other payables and accrued expense	47,166
Total liabilities	8,227,611
Total net assets	$325,962,874

NET ASSETS CONSIST OF
Paid in capital	$262,634,282
Net unrealized appreciation on investments	58,914,979
Accumulated undistributed
net realized gain on investments	2,485,167
Accumulated undistributed net investment income	1,928,446
Total net assets	$325,962,874

NET ASSET VALUE PER SHARE ($.0001 par value,
250,000,000 shares authorized), offering price
and redemption price (18,176,958 shares outstanding)	$17.93

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2013

INCOME
Dividend (net of foreign taxes of $120,262)	$8,022,127
Interest	47,864
Other	459,149
Total income	8,529,140

EXPENSES
Management fee	1,455,885
Transfer agent fees	101,308
Accounting and administrative fees	58,584
Registration fees	47,333
Audit and tax fees	28,025
Directors’ fees	12,500
Custodian fees	11,879
Postage and mailing	11,081
Printing	10,941
Accounting system and pricing service fees	10,501
Insurance	9,837
Legal fees	9,309
Other operating expenses	4,645
Total expenses	1,771,828
Net investment income	6,757,312

NET REALIZED GAIN ON INVESTMENTS	9,295,738

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	34,884,827
Net realized and unrealized gain on investments	44,180,565
Net increase in net assets resulting from operations	$50,937,877

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended March 31, 2013 and 2012

	2013	2012
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$6,757,312	$5,700,751
Net realized gain on investments	9,295,738	2,026,998
Change in net unrealized appreciation/depreciation
on investments	34,884,827	375,183
Net increase in net assets
resulting from operations	50,937,877	8,102,932
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,636,537)	(5,229,185)
From net realized gain on investments	(5,424,982)	(5,752,365)
Total distributions	(12,061,519)	(10,981,550)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(7,831,317 and 6,624,864 shares, respectively)	126,561,602	99,860,013
Reinvestment of distributions
(712,126 and 676,443 shares, respectively)	11,100,439	10,267,443
Cost of shares redeemed
(3,276,365 and 4,257,469 shares, respectively)	(52,061,740)	(63,461,397)
Change in net assets derived
from capital share transactions	85,600,301	46,666,059
Total increase in net assets	124,476,659	43,787,441
NET ASSETS
Beginning of period	201,486,215	157,698,774
End of period (including accumulated
undistributed net investment income
of $1,928,446 and $1,639,677, respectively)	$325,962,874	$201,486,215

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

March 31, 2013

(1) Summary of Significant Accounting Policies —

Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration. The following is a summary of the significant accounting policies of the Fund: (a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.

Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

        Level 1 – quoted prices in active markets for identical investments

Notes to Financial Statements (continued)

March 31, 2013

     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March, 31, 2013 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$307,710,673
Variable Rate Security	1,492,647
Level 2 –
Commercial Paper	22,768,816
Level 3 –
None	—
Total	$331,972,136
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the year ended March 31, 2013 and the Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

Notes to Financial Statements (continued)

March 31, 2013

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At March 31, 2013, reclassifications were recorded to increase accumulated undistributed net investment income and decrease accumulated undistributed net realized gain on investments by $167,994.

The tax character of distributions paid during the years ended March 31 was as follows:

	03/31/2013	03/31/2012
Distributions paid from:
Ordinary income	$6,636,537	$5,505,769
Long-term capital gain	5,424,982	5,475,781
Total distributions paid	$12,061,519	$10,981,550

As of March 31, 2013, investment cost for federal tax purposes was $272,354,527 and the tax basis components of net assets were as follows:

Unrealized appreciation	$62,397,317
Unrealized depreciation	(2,779,708)
Net unrealized appreciation	59,617,609
Undistributed ordinary income	1,928,446
Accumulated undistributed
net realized capital gains	2,486,168
Paid in capital	262,634,282
Other temporary differences	(703,631)
Net assets	$325,962,874

The differences between book-basis and tax-basis unrealized appreciation, undistributed ordinary income and accumulated undistributed realized capital gain are attributable primarily to the tax deferral of losses from wash sales and holdings in partnership interests.

As of March 31, 2013, the Fund had a tax deferral of wash loss sales of approximately $1,000.

As of March 31, 2013, the Fund has no capital loss carryforward.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2013. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended March 31, 2013. At March 31, 2013, the fiscal years 2010 through 2013 remain open to examination in the Fund’s major tax jurisdictions.

Notes to Financial Statements (continued)

March 31, 2013

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of March 31, 2013. There have been no significant subsequent events since March 31, 2013 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .70% of the average net asset value up to and including $50 million and .60% of the average net asset value in excess of $50 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $4,561 for the year ended March 31, 2013 for legal services rendered by this law firm.

(3) Investment Transactions —

For the year ended March 31, 2013, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $128,185,257 and $49,454,978, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Nicholas Equity Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Nicholas Equity Income Fund, Inc. (the “Fund”), as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, Wisconsin
May 20, 2013

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
November 23, 1993(1)	$10.00	$—		$—		—	$10,000
March 31, 1994	10.04	0.0133		—		14.4 times	10,053
March 31, 1995	10.56	0.2810		—		14.6	10,871
March 31, 1996	12.35	0.3370		—		16.8	13,111
March 31, 1997	12.27	0.4527		0.5483		15.9	14,138
March 31, 1998	14.35	0.5014		0.6586		23.0	18,072
March 31, 1999	12.32	0.4843		0.3278		22.0	16,509
March 31, 2000	11.10	0.4447		0.2392		20.6	15,816
March 31, 2001	11.20	0.1980		—		21.0	16,250
March 31, 2002	12.66	0.1697		—		22.4	18,642
March 31, 2003	9.02	0.1920		—		15.6	13,531
March 31, 2004	12.45	0.1486		—		16.1	18,933
March 31, 2005	13.58	0.2120		—		21.0	20,995
March 31, 2006	13.66	0.3843		0.4259		16.8	22,456
March 31, 2007	15.98	0.3663		0.2138		17.0	27,307
March 31, 2008	12.59	0.3377		2.0340		18.2	25,247
March 31, 2009	8.64	0.4188		—		11.6	17,989
March 31, 2010	13.64	0.3167		—		17.7	29,211
March 31, 2011	15.98	0.3017		0.0041		19.4	34,949
March 31, 2012	15.61	0.4843		0.5318		18.5	36,470
March 31, 2013	17.93	0.4658	(a)	0.3584	(b)	22.3	44,139

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid $0.1247 on May 10, 2012 to shareholders of record on May 9, 2012. Paid $0.0921 on July 27, 2012 to shareholders of record on July 26 2012.
Paid $0.0834 on November 2, 2012 to shareholders of record on November 1, 2012. Paid $0.1656 on December 27, 2012 to shareholders of record on December 26, 2012.
(b)	Paid $0.3584 on December 27, 2012 to shareholders of record on December 26, 2012.

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated September 30, 2012.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of March 31, 2013. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and	Occupations	Complex	Directorships
	Held	Length of	During	Overseen	Held
Name and Age	With Fund	Time Served	Past 5 Years	by Director	by Director
INTERESTED DIRECTOR
Albert O. Nicholas, 82(1),(3)	President,	(2), 20 years	Chief Executive	3	None
	Co-Portfolio		Officer and
	Manager and		Chairman of the
	Director		Board, Nicholas
Company, Inc., the
Adviser to the Fund.
He is Portfolio
Manager of Nicholas
Fund, Inc. and the
Co-Portfolio
Manager of the Fund.
DISINTERESTED DIRECTORS
Robert H. Bock, 81	Director	(2), 20 years	Private Investor,	5	None
Consultant, Dean
Emeritus of Business
Strategy and Ethics,
University of
Wisconsin School
of Business,
1997 to present.
Timothy P. Reiland, 56	Director	(2), 10 years	Private Investor,	5	None
Consultant, Chairman
and Chief Financial
Officer, Musicnotes,
Inc., October 2001 to
present. Investment
Analyst from 1987
to October 2001,
Tucker Anthony
Incorporated, a
brokerage firm.
He is a Chartered
Financial Analyst.

Directors and Officers of the Fund (continued)

(unaudited)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and	Occupations	Complex	Directorships
	Held	Length of	During	Overseen	Held
Name and Age	With Fund	Time Served	Past 5 Years	by Director	by Director
Jay H. Robertson, 61	Director	(2), 8 years	Private Investor,	6	None
April 2000 to
present. Chairman
of the Board of
Robertson-Ryan and
Associates, Inc., an
insurance brokerage
firm from 1993 to
March 2000.
OFFICERS
David L. Johnson, 71(3)	Executive	Annual,	Executive Vice
	Vice President	20 years	President, Nicholas
Company, Inc., the
Adviser to the Fund.
Jeffrey T. May, 56	Senior Vice	Annual,	Executive Vice
	President,	20 years	President, Treasurer,
	Secretary,		Chief Financial Officer,
	Treasurer		and Chief Compliance
	and Chief		Officer, Nicholas
	Compliance		Company, Inc., the
	Officer		Adviser to the Fund.
He is Portfolio
Manager of Nicholas
Money Market Fund, Inc.
David O. Nicholas, 51(3)	Senior Vice	Annual,	Chief Investment Officer
	President	20 years	and Director, Nicholas
Company, Inc., the Adviser
to the Fund. He is Portfolio
Manager of Nicholas II, Inc.
and Nicholas Limited
Edition, Inc. He is Associate
Portfolio Manager of Nicholas
Fund, Inc. He formerly
was Co-Portfolio Manager
of Nicholas High Income
Fund, Inc. and the Fund.
Lynn S. Nicholas, 56(3)	Senior Vice	Annual,	Senior Vice President,
	President	20 years	Nicholas Company, Inc., the
Adviser to the Fund.

Directors and Officers of the Fund (continued)

(unaudited)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and	Occupations	Complex	Directorships
	Held	Length of	During	Overseen	Held
Name and Age	With Fund	Time Served	Past 5 Years	by Director	by Director
Lawrence J. Pavelec, 54	Senior Vice	Annual,	Senior Vice
	President	9 years	President, Nicholas
Company, Inc., the
Adviser to the Fund.
He has been
Portfolio Manager
of Nicholas High
Income Fund, Inc.
since April 2008. He
served as Co-Portfolio
Manager from April
2003 until April 2008.
Candace L. Lesak, 55	Vice President	Annual,	Employee, Nicholas
		20 years	Company, Inc., the
Adviser to the
Fund.
Michael L. Shelton, 41	Vice President, Annual,		Employee, Nicholas
	Co-Portfolio	2 years	Company, Inc., the
	Manager		Adviser to the Fund.

(1)

Albert O. Nicholas is the only director who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a Director of the Adviser and owns 97% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 (toll-free) or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas Equity Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Directors and Officers

ALBERT O. NICHOLAS, President, Director and Co-Portfolio Manager

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

DAVID O. NICHOLAS, Senior Vice President

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

MICHAEL L. SHELTON, Vice President and Co-Portfolio Manager

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; * full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

*	compliance with applicable laws and governmental rules and regulations;
*	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
* accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company; * not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company; * not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

*	report, at least annually:
*	officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

*	Positions as a trustee, executor or other fiduciary;
*	Ownership interest in any broker-dealer or bank;
*	Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas

Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

*	service as a director on the board of any public company;
*	the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety; * any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof; * a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
*	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations; * each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and * it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

*	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
*	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him; * if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action; * any matter that the officer making the investigation believes is a violation will be reported to the independent directors; * if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

*	the independent directors will be responsible for granting waivers, as appropriate; and
*	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 15, 2012

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,100 in 2013 and $23,000 in 2012.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,925 in 2013 and $3,700 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $16,000 in 2012 and $15,500 in 2011. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2012 and 10/31/2011, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A
(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: May 21, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: May 21, 2013

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: May 21, 2013